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

       MAYFLOWER FINANCIAL CORPORATION

Consolidated Statements of Financial Condition

              December 31, 1995
               (In thousands)
                 (Unaudited)

                   Assets
                  --------

Cash and due from banks                                 $    567
Interest-bearing deposits in other financial
 institutions                                                207
                                                          ------
       Cash and cash equivalents                             774

Certificates of deposit in other financial institutions      691
Investment securities designated as available for sale
 - at market                                               2,255
Mortgage-backed securities designated as available
 for sale                                                 14,867
Loans receivable - net                                    31,195
Office premises and equipment - net                          122
Real estate acquired through foreclosure - net                56
Federal Home Loan Bank stock - at cost                       471
Accrued interest receivable on loans                         164
Accrued interest receivable on mortgage-backed securities    112
Accrued interest receivable on investments                    26
Prepaid federal income taxes                                  41
Prepaid expenses and other assets                             55
                                                          ------
     Total Assets                                       $ 50,829
                                                          ======
    Liabilities and Stockholders' Equity
  ----------------------------------------
Deposits                                                $ 40,868
Federal Home Loan bank advances                            2,950
Advances by borrowers for taxes and insurance                152
Accrued interest and other liabilities                       168
Deferred federal income taxes                                 61
                                                          ------

       Total liabilities                                  44,199
                                                          ------
Stockholders' equity:
     Common stock - 2,000,000 shares of $1 par authorized    351
     Additional paid-in capital                            2,311
Retained earnings - substantially restricted               3,967
Unrealized gains (losses) on securities designated as
 available for sale                                            1
                                                          ------
       Total Stockholders' Equity                          6,630
                                                          ------

     Total Liabilities and Stockholders' Equity         $ 50,829
                                                          =======

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

       MAYFLOWER FINANCIAL CORPORATION
     Consolidated Statements of Earnings
For the Six Months Ended December 31, 1995 and 1994
   (In thousands - except per share data)
                 (Unaudited)

                                                1995       1994
                                              --------   --------
Interest income:
     Loans                                   $  1,420   $  1,373
     Mortgage-backed securities                   445        404
     Investment securities                         77         71
     Interest-bearing deposits and other           31         31
                                              --------   --------
       Total interest income                    1,973      1,879
                                              --------   --------

Interest expense:
     Deposits                                   1,097        963
     Borrowings                                   127         44
                                              --------   --------
       Total interest expense                   1,224      1,007
                                              --------   --------

       Net interest income                        749        872
                                              --------   --------

Provision for losses on loans                       0         35
                                              --------   --------

       Net interest income after provision
        loan losses                                749       837
                                              --------   --------

Other income:
     Gain on sale of mortgage loans                 1          0
     Other operating                               11         20
                                              --------   --------
       Total other income                          12         20
                                              --------   --------
General, administrative and other expense:
     Employee compensation and benefits           268        271
     Occupancy and equipment                       63         57
     Federal deposit insurance premium             47         54
     Franchise taxes                               42         49
     Provision for losses (recoveries)
      on real estate acquired through
      foreclosure                                  (1)        12
     Merger related expense                        83          0
     Other operating                               79        129
                                              --------   --------
         Total general, administrative
          and other expense                       581        572
                                              --------   --------

Earnings before income taxes                      180        285
                                              --------   --------

Federal income taxes:
     Current                                       62        138
     Deferred                                      (1)       (41)
                                              --------   --------
       Total federal income taxes                  61         97
                                              --------   --------

Net earnings                                 $    119   $    188
                                              ========   ========

Earnings per share                           $   0.34   $   0.53
                                              ========   ========

Dividends per share                          $   0.25   $   0.50
                                              ========   ========

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

       MAYFLOWER FINANCIAL CORPORATION
    Consolidated Statements of Cash Flows
For the six months ended December 31, 1995 and 1994
               (In thousands)
                 (Unaudited)

                                                 1995       1994
                                               --------   --------


Cash flows from operating activities:
   Net earnings for the period                 $    119   $    188
   Adjustments to reconcile net earnings
    to net cash provided by operating
    activities:
     Amortization of premium on mortgage-
      backed securities                              32         34
     Amortization of discounts on investments        (1)        (1)
     Amortization of deferred loan origination      (22)       (24)
     Depreciation and amortization                    9          9
     Gain on sale of loans                           (1)         0
     Loans disbursed for sale in the secondary
      market                                        (80)         0
     Proceeds from sale of loans                     81          0
     Provision for losses on real estate
      acquired through foreclosure                   (1)        12
     Provision for losses on loans                    0         35
     Federal Home Loan Bank stock dividends         (16)       (14)
     Increase (decrease) due to changes in:
       Accrued interest receivable on loans           1         18
       Accrued interest receivable on mortgage-
        backed securities                            (3)         8
       Accrued interest receivable on investments     0          3
       Prepaid expenses and other assets             73         75
       Accrued interest and other liabilities        (5)        71
       Federal income taxes:
         Current                                     28         33
         Deferred                                     3        (41)
                                               --------   --------
           Net cash provided by operating
            activities                              217        406
                                               --------   --------


Cash flows provided by (used in) investing activities:

   Proceeds from the maturity of investment
    securities                                      680      1,266
   Purchase of investment securities               (700)         0
   Principal repayments on mortgage-backed
    securities                                      824          0
   Loan principal repayments                      2,771      2,264
   Loan disbursements                            (1,482)    (3,280)
   Acquisition of real estate acquired
    through foreclosure                             (72)         0
   Proceeds from sale of real estate
    acquired through foreclosure                    132          0
   Purchase of office equipment                      (8)       (20)
   Net decrease in certain certificates
    of deposit                                       98        100
                                               --------   --------
           Net cash provided by (used in)
            investing activities                  2,243        330
                                               --------   --------

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


       MAYFLOWER FINANCIAL CORPORATION
Consolidated Statements of Cash Flows - Continued
For the six months ended December 31, 1995 and 1994
               (In thousands)
                 (Unaudited)

Cash flows provided by (used in)
  financing activities:

   Issuance of deposit accounts                  12,689     13,771
   Withdrawals from deposit accounts            (13,135)   (16,737)
   Proceeds from Federal Home Loan Bank
    advances                                        200      1,950

   Repayment of Federal Home Loan Bank
    advances                                     (2,200)      (300)
   Exercise of stock option                           0          0
   Dividends paid on common stock                   (88)      (175)
   Advances by borrowers for taxes
    and insurance                                    98        109
                                               --------   --------

        Net cash provided by (used in)
        financing activities                     (2,436)    (1,382)
                                               --------   --------

Net increase (decrease) in cash and cash
 equivalents                                         24       (646)

Cash and cash equivalents at beginning
  of period                                         750        853
                                               --------   --------
Cash and cash equivalents at end of period     $    774   $    207
                                               ========   ========

Supplemental disclosure of cash flow
 information:

   Cash paid during the period for:
     Federal income taxes                      $     30   $    105
                                               ========   ========
     Interest on deposits and borrowed money   $  1,217   $    996
                                               ========   ========